EXHIBIT 1







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                           SECOND AMENDED AND RESTATED
                                RIGHTS AGREEMENT





                         NATIONAL COMPUTER SYSTEMS, INC.

                                       and

                          NORWEST BANK MINNESOTA, N.A.,
                                  Rights Agent







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
                                TABLE OF CONTENTS

                                                                        Page

Section 1.   Certain Definitions .........................................1

Section 2.   Appointment of Rights Agent .................................2

Section 3.   Issuance of Right Certificates ..............................6

Section 4.   Form of Right Certificates ..................................7

Section 5.   Countersignature and Registration ...........................8

Section 6.   Transfer, Split Up, Combination and
                 Exchange of Right Certificates; Lost, Stolen,
                 Destroyed or Mutilated Right Certificates ...............8

Section 7.   Exercise of Rights; Purchase Price; Expiration
                 Date of Rights ..........................................9

Section 8.   Cancellation and Destruction of Right Certificates .........11

Section 9.   Reservation and Availability of Shares of Capital Stock.....12

Section 10.  Preferred Stock Record Date ................................13

Section 11.  Adjustment of Purchase Price, Number and
                 Kind of Shares or Number of Rights .....................13

Section 12.  Certificate of Adjusted Purchase Price or
                 Number of Shares .......................................23

Section 13.  Consolidation Merger or Sale or Transfer of
                 Assets or Earning Power ................................23

Section 14.  Fractional Rights and Fractional Shares ....................26

Section 15.  Rights of Action ...........................................27

Section 16.  Agreement of Right Holders .................................28

Section 17.  Right Certificate Holder Not Deemed a Shareholder ..........28

Section 18.  Concerning the Rights Agent ................................29

Section 19.  Merger or Consolidation or Change of
                 Name of Rights Agent ...................................29

Section 20.  Duties of Rights Agent .....................................30

Section 21.  Change of Rights Agent .....................................32

Section 22.  Issuance of New Right Certificates .........................33

Section 22A  Exchange ...................................................33

Section 23.  Redemption .................................................35

Section 24.  Notice of Certain Events ...................................36

Section 25.  Notices ....................................................36

Section 26.  Supplements and Amendments .................................37

Section 27.  Successors .................................................38

Section 28.  Benefits of this Agreement .................................38

Section 29.  Administration and Interpretation by Directors .............38

Section 30.  Severability ...............................................38

Section 31.  Governing Law ..............................................39

Section 32.  Counterparts ...............................................39

Section 33.  Descriptive Headings .......................................39

Section 34.  Costs of Enforcement .......................................39

SIGNATURES ..............................................................40


Exhibit A--Certificate of Designations of Series A
           Participating Preferred Stock ................................A-1
Exhibit B--Form of Rights Certificate ...................................B-1

                                RIGHTS AGREEMENT



                  Agreement between National Computer Systems, Inc., a Minnesota corporation (the "Company"), and Norwest Bank Minnesota, N.A., a national banking association, as Rights Agent (the "Rights Agent") as amended and restated as of March 4, 1996.


                               W I T N E S S E T H

                  WHEREAS, on June 23, 1987 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company (as the composition of such Board of Directors may change from time to time, the "Board of Directors") authorized and declared a dividend of one Right (as hereinafter defined) for each share of Common Stock, par value $.03 per share, of the Company (the "Common Stock") outstanding at the Close of Business (as hereinafter defined) on July 6, 1987 (the "Record Date") and authorized the issuance of one Right with respect to each share of Common Stock (as such number may hereafter be adjusted pursuant to the provisions of Section 11) issued between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3 and 7, respectively), each Right (individually a "Right" and collectively the "Rights") initially representing the right to purchase one one-hundredth of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions hereinafter set forth; and

                  WHEREAS, on August 21, 1989, the Board of Directors determined to amend and restate the Agreement as permitted by Section 26(iv) and directed the Rights Agent to enter into an Amended and Restated Agreement; and

                  WHEREAS, on March 4, 1996, the Board of Directors determined to amend and restate the Agreement as permitted by Section 26(iv) and directed the Rights Agent to enter into this Second Amended and Restated Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                  Section  1.  Certain   Definitions.   For  purposes  of  this
Agreement, the following terms have the meanings indicated:

                           (a) "Acquiring Person" shall mean any Person who or which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan, or a Person acquiring Beneficial Ownership pursuant to an Approved Offer. For purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on the Rights Dividend Declaration Date (the "Exchange Act").

                           (b) "Adverse Person" shall mean any Person declared by at least a majority of the Continuing Directors, or if there are no Continuing Directors, at least a majority of the Board of Directors, to be an Adverse Person in accordance with the provisions in Section 11(a)(ii) which thereafter increases its Beneficial Ownership by more than 0.01%.

                           (c)  "Affiliate"  and  "Associate"   shall  have  the
         respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                           (d) "Approved Offer" shall mean a tender offer or an exchange offer for all outstanding Common Stock of the Company at a price and on terms determined by the Board of Directors of the Company, at a time when a majority of the members of the Board of Directors then serving are Continuing Directors and after receiving advice from one or more investment banking firms, to be (a) fair to shareholders (taking into account all factors that the Board of Directors deems relevant) and (b) otherwise in the best interests of the Company and its shareholders and which the Board of Directors determines to recommend to the shareholders of the Company.

                           (e) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own", any securities:

                                   (i) which such Person or any of such Person's
                  Affiliates or Associates, directly or indirectly, has

                                            (A) the  right to  acquire  (whether
                           such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights at any time prior to the occurrence of a Section 11(a)(ii) Event but thereafter including Rights acquired by such Person from and after the Distribution Date other than Rights acquired by such Person directly from the Company pursuant to Section 3(a) or Rights acquired by such Person upon adjustments under Section 11 or
                           Section 22 to Rights that would not be deemed hereunder to be beneficially owned by such Person), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial
                           Owner of, or to beneficially own, any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

                                            (B) (1) the right to vote or dispose
                           of or (2) the "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act) and including without limitation pursuant to any agreement, arrangement or understanding (whether or not in writing) other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any securities if the agreement, arrangement or understanding to vote such securities (x) arises solely from a revocable proxy or consent given to such Person or any of such Person's Affiliates or Associates in response to a public proxy solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (y) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report) as being beneficially owned by such Person; or

                                    (ii) which are beneficially owned,  directly
                  or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy that does not, as a result of the proviso to clause (i)(B) of this Section l(e), cause the holder thereof to be deemed to be the beneficial owner of such securities under clause (i)(B) of this Section l(e)) or disposing of any voting securities of the Company.

         Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually outstanding which such Person is deemed to beneficially own hereunder.

                           (f) "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or Minnesota are authorized or obligated by law or executive order to close.

                           (g) "Close of Business" on any given date shall mean 5:00 P.M., Minneapolis, Minnesota time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Minneapolis, Minnesota time, on the nest succeeding Business Day.

                           (h) "Common Stock", unless used with reference to a Person other than the Company, shall mean the shares of Common Stock, par value $.03 per share (as such par value may be changed from time to time), of the Company. "Common Stock", when used with reference to any Person other than the Company, shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of such Person or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first-mentioned Person.

                           (i) "Continuing Director" shall mean any Person who is a member of the Board of Directors of the Company, while such Person is a member of the Board of Directors, who is not an Acquiring Person or Adverse Person, or an Affiliate or Associate of an Acquiring Person or Adverse Person, or a representative of an Acquiring Person or Adverse Person or of any such Affiliate or Associate, and who was a member of the Board of Directors on the Rights Dividend Declaration
         Date. A "Continuing Director" shall also mean any Person who subsequently becomes a member of the Board of Directors, while such Person is a member of the Board of Directors, who is not an Acquiring Person or Adverse Person, or an Affiliate or Associate of an Acquiring Person or Adverse Person, or a representative of an Acquiring Person or Adverse Person or of any such Affiliate or Associate, if such Person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For the purpose of determining who is a Continuing Director with respect to any determination of whether a Person is an Adverse Person in accordance with Section 11(a)(ii), the term "Adverse Person" as used in this definition shall mean such Person.

                           (j) "Distribution Date" shall have the meaning set forth in Section 3.

                           (k) "Expiration Date" shall have the meaning set forth in Section 7.

                           (l) "Final Expiration Date" shall have the meaning set forth in Section 7.

                           (m)  "Person"  shall  mean  any   individual,   firm,
         corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

                           (n) "Preferred Stock" shall mean shares of Series A Participating Preferred Stock, par value $.01 per share, of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations attached hereto as Exhibit A.

                           (o) "Section 11 (a)(ii) Event" shall mean any event described in clauses (A) or (B) of Section 11(a)(ii).

                           (p) "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a).

                           (q) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any Person that such Person has become an Acquiring Person.

                           (r) "Subsidiary" shall mean, with reference to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or other equity interest entitled to vote in the election of directors (or Persons with comparable responsibilities if the entity has no directors) is beneficially owned, directly or indirectly, by such Person.

                  Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall, prior to the Distribution Date, also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

                  Section 3.  Issuance of Right Certificates.

                  (a)      Until the earlier of

                           (i) the Close of Business on the fifteenth day after the first Stock Acquisition Date, or

                           (ii) the Close of Business on the fifteenth day after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan) is first commenced (within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act), if, upon the consummation thereof, such Person would be the Beneficial Owner of 15% or more of the then outstanding shares of Common Stock, or

                           (iii) the Close of Business on the fifteenth day after the date on which a majority of the Continuing Directors (or if there are no Continuing Directors, the Board of Directors) declare any person to be an Adverse Person pursuant to the provisions of Section 11(a)(ii)

(the earlier of such dates described in clauses (i), (ii) or (iii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Stock registered in the names of the holders thereof (which certificates for Common Stock shall also be deemed to be Right
Certificates)  and not by  separate  Right  Certificates,  and (y) the  right to receive Right Certificates will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). Subject to the provisions of Section 7(e), as promptly as practicable following the Distribution Date, the Rights Agent will send, by first-class, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Right Certificates, in substantially the form of Exhibit B hereto (as amended and restated), evidencing one Right for each share of Common Stock so held. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time Right Certificates are distributed, the Company may, to the extent provided in Section 14(a), make the necessary and appropriate rounding adjustments (as set forth in Section 14(a)) so that Right Certificates are distributed representing only whole numbers of Rights and cash is paid in lieu of fractional Rights pursuant to Section 14(a). As of, and after the
Distribution   Date,  the  Rights  will  be  evidenced   solely  by  such  Right
Certificates.

                  (b) Rights shall be issued in respect of all shares of Common Stock which are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates for Common Stock issued after the date of the amendment and restatement of this Agreement but prior to the earlier of the Distribution Date or the Expiration Date shall bear substantially the following legend:

                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Second Amended and Restated Rights Agreement between National Computer Systems, Inc. (the "Company") and Norwest Bank Minnesota, N.A. dated as of March 4, 1996 (the "Rights Agreement"), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge after receipt of a written request therefor from such holder. Under certain circumstances set forth in the Rights Agreement, Rights issued to or held by any Person who is, was or becomes an Acquiring Person or an Adverse Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights, whether currently held by or on behalf of such Person or any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend (or the similar legend in effect after the Rights Dividend Declaration Date and prior to the date of the amendment and restatement of this Agreement) until the earlier of the Distribution Date or the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, the registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

                  Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to exercise and of assignment to be printed on the reverse thereof) shall be in substantially the form of Exhibit B hereto (as amended and restated) and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11, 14 and 22, the Right Certificates, whenever distributed, shall be dated as of the Record Date, and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-hundredth of a share being hereinafter referred to as the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of such right and the Purchase Price payable upon such exercise shall be subject to adjustment as provided herein. As provided in Section 7(e) hereof, certain Rights Certificates will contain the legend provided for therein.

                  Section 5. Countersignature and Registration.

                  (a) The Right Certificates shall be executed on behalf of the Company, unless otherwise determined by the Board of Directors, by its Chief Executive Officer, President or any Vice President, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or whose facsimile signature shall appear on any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may, nevertheless, be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the signing of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement such person was not such an officer.

                  (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its offices in Minneapolis, Minnesota, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

                  Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Lost, Stolen, Destroyed or Mutilated Right Certificates.

                  (a) Subject to the  provisions of Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, evidencing a like number of Rights and entitling the registered holder to purchase a like number of one one-hundredth shares of Preferred Stock (or following a Section 11(a)(ii) Event, other securities, cash or assets, as the case may be) as the Right Certificate or Right Certificates surrendered then evidenced and entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have duly completed and executed the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 7(e), countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

                  (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's or the Rights Agent's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

                  Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

                  (a) Subject to Section 7(e), the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Sections 9(c), 11(a)(iv) and 23(a)), in whole or in part, at any time after later of (i) the Distribution Date and (ii) the date upon which the Rights are no longer redeemable, upon surrender of the Right Certificate, with the form of election to exercise on the reverse side thereof duly completed and executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-hundredths of a share (or other securities or property, as the case may be) as to which the Rights evidenced by such Right Certificate are exercised, at or prior to the earlier of (i) the Close of Business on July 6, 2002 (the "Final Expiration Date"), or (ii) the time at which the Rights are redeemed as provided in Section 23 (such earlier of the times provided in clauses (i) and (ii) being herein referred to as the "Expiration Date").

                  (b) The Purchase Price for each one one-hundredth share of Preferred Stock acquired pursuant to the exercise of a Right shall initially be $55, shall be subject to adjustment from time to time as provided in Sections 11 and 13, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

                  (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to exercise duly completed and executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price for each one one-hundredth of a share of Preferred Stock (or other securities or property, as the case may be) to be purchased and an amount equal to any applicable transfer tax in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall, subject to
Section 20(k), thereupon promptly (i)(A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-hundredths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14,
(iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) promptly after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Right Certificate. If the Company determines to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a)(iv), the Company will make all arrangements necessary so that such other securities, cash and/or property are available for distribution by the Rights Agent, if and when appropriate.

                  (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to such holder's duly authorized assigns, subject to the provisions of Section 14.

                  (e) Notwithstanding anything in this Agreement to the contrary, from and after the occurrence of a Section 11(a)(ii) Event, any Rights that are or were beneficially owned by (i) an Acquiring Person, an Adverse Person or an Associate or Affiliate of an Acquiring Person or Adverse Person,
(ii) a transferee of an Acquiring Person, an Adverse Person or an Associate or Affiliate of an Acquiring Person or Adverse Person who becomes a transferee after the Acquiring Person or Adverse Person becomes such, and (iii) a transferee of an Acquiring Person, an Adverse Person or an Associate or Affiliate of an Acquiring Person or Adverse Person or Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person or Adverse Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or Adverse Person or Associate or Affiliate to or on behalf of holders of equity interests in such Acquiring Person or Adverse Person or Associate or Affiliate or to any Person with whom the Acquiring Person or Adverse Person or Associate or Affiliate has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors) concludes in good faith (either before or after such transfer) is a part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 7(e), shall become null and void without any further action, and any holder of such Rights shall have no rights whatsoever with respect to such Rights under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this
Section 7(e) are complied with, but shall have no liability to any holder of Rights as a result of its failure to make any determinations with respect to an Acquiring Person or Adverse Person or its Affiliates or Associates or the transferees thereof hereunder.

                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) duly completed and executed the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

                  Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                  Section 9. Reservation and Availability of Shares of Capital Stock.

                  (a) The Company covenants and agrees that it will use its best efforts to cause to be reserved and keep available, out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of an Acquisition Event, out of its authorized and unissued shares of Common Stock and/or other securities), the number of shares of Preferred Stock (and, following the occurrence of an Acquisition Event, Common Stock and/or other securities) that, except as provided in Section 11(a)(iv), will be sufficient to permit the exercise in full of all outstanding Rights.

                  (b) So long as the shares of Preferred Stock (and, following the occurrence of an Acquisition Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange, the Company covenants and agrees that it will use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

                  (c) The Company covenants and agrees that it will use its best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event as of which the consideration to be delivered by the Company upon exercise of the Rights has been determined pursuant to this Agreement, including in accordance with Section 11(a)(iv), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, or (B) the Expiration Date. The Company will also take such action as may be appropriate under the blue sky or securities laws of the various states. The Company may temporarily suspend, for a period of time not to exceed 90 days after the Acquisition Event or the Distribution Date (i.e., whichever triggers the obligation set forth in clause (i) of the first sentence of this Section 9(c)), the exercisability of the Rights in order to prepare and file any required registration statement. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

                  (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-hundredths of a share of Preferred Stock (and, following an Acquisition Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

                  (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates for shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be), in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be), upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

                  Section 10. Preferred Stock Record Date. Each person in whose name any certificate for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                  Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the outstanding Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the outstanding Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and in Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

                  (ii)     In the event

                  (A) any Person shall become an  Acquiring  Person,  unless the event causing the 15% threshold to be crossed is a transaction set forth in Section 13(a) hereof or is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Board of Directors of the Company who are not officers of the Company and who are not representatives, nominees, Affiliates or Associates of an Acquiring Person, after receiving advice from one or more investment or financial advisers, to be (x) fair to shareholders (taking into account all factors which the Board of Directors deems relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (y) otherwise in the best interests of the Company, its shareholders, employees, customers, suppliers and creditors, and the communities in which the Company does business, or

                  (B) any Person shall become an Adverse Person

then, promptly following the first occurrence of a Section 11(a)(ii) Event, proper provision shall be made so that each holder of a Right (except as otherwise provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then-current Purchase Price in accordance with the terms of this Agreement, in lieu of the number of shares of Preferred Stock for which such Right was exercisable immediately prior to the occurrence of such Section 11(a)(ii) Event, such number of shares of Common Stock as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Stock for which such Right was exercisable immediately prior to the occurrence of such
Section 11(a)(ii) Event and (y) dividing that product by 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of occurrence of such Section 11(a)(ii) Event. At least a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors) may declare any Person to be an Adverse Person upon a determination by such Continuing Directors (or the Board of Directors), after reasonable inquiry and investigation, including consultation with such Persons as such Continuing Directors (or the Board of Directors) shall deem appropriate, that (x) such Person, alone or together with its Affiliates and Associates, is the Beneficial Owner of 10% or more of the outstanding shares of Common Stock and (y) either (a) such beneficial ownership by such Person is intended to cause, is reasonably likely to cause or will cause the Company to repurchase the Common Stock beneficially owned by such Person or is intended to cause, is reasonably likely to cause or will cause pressure on the Company to take action or to enter into a transaction or series of transactions which would provide such Person with short-term financial gain under circumstances where such
Continuing Directors (or the Board of Directors) determine that the best long-term interests of the Company and its shareholders, but for the actions and possible actions of such Person, would not be served by taking such action or entering into such transactions or series of transactions at that time or (b) such beneficial ownership is causing or reasonably likely to cause a material adverse impact on the business or prospects of the Company (including, but not limited to, impairment of relationships with customers or impairment of the Company's ability to maintain its competitive position). Notwithstanding the provisions of the prior sentence, a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors) may not declare a Person to be an Adverse Person if, prior to the time that such Person, alone or together with its Affiliates and Associates, acquired beneficial ownership of 10% or more of the shares of Common Stock then outstanding (or, in the case of any Person, alone or together with its Affiliates and Associates, beneficially owning as of the date of the amendment and restatement of this Agreement 10% or more of the shares of Common Stock outstanding, within 10 days after such Continuing Directors (or the Board of Directors) notify such person in writing that they are considering whether such Person is an Adverse Person satisfying the criteria set forth in the prior sentence, such Person provided to such Continuing Directors (or the Board of Directors) in writing a statement of such Person's purpose and intentions in connection with the proposed acquisition or Beneficial Ownership of Common Stock, together with any other information reasonably requested of such Person by such Continuing Directors (or the Board of Directors) and such Continuing Directors (or the Board of Directors), based on such statement and reasonable inquiry and investigation, including consultation with such Persons as such Continuing Directors (or the Board of Directors) shall deem appropriate, determine to notify and notify such Person in writing that they will not declare such Person to be an Adverse Person; provided, however, that such Continuing Directors (or the Board of Directors) may expressly condition a determination not to declare a Person an Adverse Person in any manner such Continuing Directors (or the Board of Directors) may choose, including without limitation, requiring such Person to refrain from acquiring more than a specified amount or additional amount of Common Stock and/or to refrain from taking actions inconsistent with the purposes and intentions disclosed by such Person in the statement provided to such Continuing Directors (or the Board of Directors). In the event that such Continuing
Directors (or the Board of Directors) should at any time determine, upon reasonable inquiry and investigation, including consultation with such Persons as such Continuing Directors (or the Board of Directors) shall deem appropriate, that such Person has not met or complied with any condition specified by such Continuing Directors (or the Board of Directors), such Continuing Directors (or the Board of Directors) may at any time thereafter declare such Person to be an Adverse Person.

                  (iii) In the event that there shall not be sufficient authorized but unissued shares of Preferred or Common Stock of the Company to permit the exercise in full of the Rights, the Company shall, except to the extent an election is made under Section 11(a)(iv), use its best efforts to have the shareholders of the Company take all such action as may be necessary to authorize additional shares of Preferred or Common Stock of the Company for issuance upon exercise of the Rights. If a majority of the Continuing Directors of the Company determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the Company may suspend the exercisability of the Rights to the extent necessary (but not to more than 90 days after the date of the occurrence of any of the events specified in Section 11(a)(ii) hereof) for the Company to seek shareholder approval for the authorization of such additional shares. In the event of any suspension under this Section 11(a)(iii), the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at the time such suspension is no longer in effect.

                  (iv) In lieu of issuing shares of Common Stock in accordance with Section 11(a)(ii) upon the exercise of the Rights, the Company may, if a majority of the Continuing Directors (or if there are no Continuing Directors, the Board of Directors) determine that such action is necessary or appropriate and not contrary to the interests of holders of Rights, elect to issue or pay uniformly, subject to Section 7(e), with respect to all outstanding Rights, upon the exercise of the Rights, cash (including an offset against the Purchase Price), property, other securities or any combination thereof having an aggregate value per Right, as of the date immediately preceding the public announcement of such election, equal to the current per share market price (as determined pursuant to Section 11(d)) as of such date of the shares of Common Stock that otherwise would have been issuable pursuant to Section 11(a)(ii), which value shall be determined by a nationally recognized investment banking firm selected by a majority of the Continuing Directors (or if there are no Continuing Directors, the Board of Directors). For purposes of the preceding sentence, the value of any preferred stock which a majority of the Continuing Directors (or if there are no Continuing Directors, the Board of Directors) determines to be equivalent to the Common Stock shall be deemed to have the same value as the Common Stock without the necessity of a determination of value by an investment banking firm. Any such election by the Continuing Directors (or if there are no Continuing Directors, the Board of Directors) must be made and publicly announced within 90 days after the date on which Section 11(a)(ii) Event occurs. Following the occurrence of a Section 11(a)(ii) Event, a majority of the Continuing Directors (or if there are no Continuing Directors, the Board of Directors) may suspend the exercisability of the Rights for a period of up to 90 days following the occurrence of such Acquisition Event to the extent that the Continuing Directors (or if there are no Continuing Directors, the Board of Directors) have not determined whether to exercise the Company's right of election under this Section 11(a)(iv). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

                  (b) In the case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("equivalent preferred stock") or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current per share market price (as determined pursuant to Section 11(d)) of the Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase, at such current per share market price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors), whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or cash or non-cash assets (other than (i) a regular periodic cash dividend out of the earnings or retained earnings of the Company or (ii) a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price (as determined pursuant to Section 11(d)) of the Preferred Stock on such record date, less the fair market value (as determined in good faith by a majority of the Continuing Directors or, if there are no Continuing Directors, the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the evidences of indebtedness or cash or non-cash assets so to be distributed on, or of such subscription rights or warrants applicable to, one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (d) (i) For the purpose of any computation hereunder, the "current per share market price" of any Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (i) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (ii) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current per share market price" shall be appropriately adjusted to take into account ex-dividend trading. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use or, if on any such day the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors). If on any such day no market maker is making a market in the Common Stock, the fair value of such shares on such day as determined in good faith by a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors) shall be used in lieu of the closing price for such day. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors), whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                  (ii) For the purpose of any computation hereunder, the "current per share market price" of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this
Section 11(d) (other than the last sentence thereof). If the current per share market price of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the "current per share market price" of Preferred Stock shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current per share market price of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, "current per share market price" of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the "current market price" of one one-hundredth of a share of Preferred Stock shall be equal to the "current per share market price" of one share of Preferred Stock divided by 100.

                  (e) Anything herein to the contrary notwithstanding, except the third sentence of this Section 11(e), no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this
Section 11(e), any adjustment which would be required by this Section 11, but for the first sentence of this Section 11(e), shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

                  (f) If as a result of an  adjustment  made pursuant to Section
11(a) or 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

                  (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredths share and the number of one one-hundredths of a share which were expressed in the initial Right Certificates issued hereunder.

                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-hundredths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take all corporate action, if any, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-hundredths of a share of Preferred Stock at such adjusted Purchase Price.

                  (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

                  (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that in their sole discretion a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors) shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current per share market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock,
(iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such shareholders.

                  (n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights unless such action is approved by a majority of the Continuing Directors.

                  (o) Anything in this Agreement or the Rights to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding Common Stock payable in shares of Common Stock,
(ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock, the number of Rights associated with each share of Common Stock then outstanding, or that become outstanding thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

                  Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of record of a Right Certificate (or, if prior to the Distribution Date, to each holder of record of a certificate representing shares of Common Stock) in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

                  Section 13. Consolidation Merger or Sale or Transfer of Assets or Earning Power.

                  (a) In the event that, following a Stock Acquisition Date, directly or indirectly,

                  (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company), and the Company shall not be the continuing or surviving corporation of such consolidation or merger,

                  (y) any Person (other than a Subsidiary of the Company) shall consolidate with the Company, or merge with and into the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock held by existing shareholders of the Company shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or

                  (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or its Subsidiaries), then, and in each such case (except as may be contemplated by Section 13(f)), proper provision shall be made so that: (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at the then current per share Purchase Price in accordance with the terms of this Agreement, in lieu of the number of one one-hundredths of a share of Preferred Stock for which such Right was exercisable immediately prior to the occurrence of such Section 13 Event, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as hereinafter defined), not subject to any rights of first refusal, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which such Right was exercisable (or would have been exercisable had a Distribution Date occurred) immediately prior to the occurrence of such Section 13 Event and (2) dividing that product by 50% of the current per share market price (determined pursuant to Section 11(d)) of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

                  (b) "Principal Party" shall mean

                  (i) in the case of any transaction described in (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or if no securities are so issued, the Person that is the other party to such merger or consolidation; and

                  (ii) in the case of any transaction described in (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12 month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person, and
(2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

                  (c) The Company shall not consummate any transaction constituting a Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and
(b) of this Section 13 and further providing that, as soon as practicable after the date of consummation of any transaction constituting a Section 13 Event, the Principal Party will, at its expense:

                  (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights, on an appropriate form, and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (1) the date as of which the Rights are no longer exercisable for such securities or (2) the Expiration Date; and

                  (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

                  (d) The Company covenants and agrees that it shall not, at any time after the Distribution Date and prior to the Expiration Date, (i) consolidate with, (ii) merge with or into, or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or its Subsidiaries), whether in a transaction constituting a Section 13 Event or otherwise, if at the time of or immediately after such consolidation, merger, sale, transfer or other transaction, there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

                  (e) The provisions of this Section 13 shall similarly apply to successive mergers, consolidations, sales or other transfers. In the event that any Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised (including Rights the exercise of which had been suspended pursuant to Section 7(e)) shall thereafter become exercisable in the manner described in Section 13(a).

                  (f) Notwithstanding anything in this Agreement to the contrary, this Section 13 shall not be applicable to a transaction described in clause (x) or (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons (or a wholly owned subsidiary of any such Person or Persons) who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock which complies with the provisions of
Section 11(a)(ii)(A), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this
Section 13(f), all Rights hereunder shall expire.

                  Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o), or to distribute Right Certificates which evidence fractional Rights. The Company may, in lieu of such fractional Rights, pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such day the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors). If on any such day no market maker is making a market in the Rights, the fair value of the Rights on such day as determined in good faith by a majority of the Continuing Directors (or, if there are no Continuing Directors, the Board of Directors) shall be used in lieu of the closing price for such day.

                  (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company may pay to the registered holders of Rights certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-hundredth of a share of Preferred Stock shall be one one-hundredth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

                  (c) Following an Acquisition Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. The Company may, in lieu of such fractional shares, pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current per share market value of such Common Stock. For purposes of this Section 14(c), the current per share market value of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

                  (d) Every holder of Rights by accepting the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, if cash payments are made to such holder as permitted by this Section 14.

                  Section 15. Rights of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, of the associated Common Stock certificates); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of any associated Common Stock certificate), without the consent of the Rights Agent or of any holder of a Right Certificate (or, prior to the Distribution Date, of an associated Common Stock certificate) may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

                  Section 16. Agreement of Right Holders. Every holder of Rights by accepting the Rights consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

                  (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

                  (b) on or after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer; and

                  (c) subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

                  Notwithstanding anything in this Agreement or the Rights to the contrary, the Company, the Rights Agent, the Board of Directors and the Continuing Directors shall not have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use its best efforts to have any such order, decree or ruling lifted, dissolved or overturned at the earliest practicable time.

                  Section 17. Right Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one-hundredths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

                  Section 18. Concerning the Rights Agent.

                  (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of such liability.

                  (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper person or persons.

                  Section 19. Merger or Consolidation or Change of Name of Rights Agent.

                  (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right
Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

                  (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

                  Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates (or, prior to the Distribution Date, the associated Common Stock certificates), by their acceptance of the Rights, shall be bound:

                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the "current per share market price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates or be required to verify the same (except as to its countersignature thereof), but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of
Section 11 or 13 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock of the Company or any other Person to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or Common Stock of the Company or any other Person will, when so issued, be validly authorized and issued, fully paid and nonassessable.

                  (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered in good faith by it in accordance with instructions of any such officer.

                  (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company or its Subsidiaries may be interested, or contract with or lend money to the Company or its Subsidiaries or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or its Subsidiaries or for any other legal entity.

                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

                  (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights or powers if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                  (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise of transfer, the form of assignment or form of election to purchase, as the case may be, has either not been duly completed and executed or indicates an affirmative response to enumerated clause 1 and/or 2 of such Right Certificate, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

                  Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Preferred Stock or Common Stock by registered or certified mail, and to the registered holders of the Right Certificates (or, prior to the Distribution Date, the associated Common Stock certificates) by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Stock or Common Stock by registered or certified mail, and to the registered holders of the Right Certificates (or, prior to the Distribution Date, the associated Common Stock certificates) by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) who shall, with such notice, submit such holder's Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) for inspection by the Company, then the registered holder may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the States of Minnesota or New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the States of Minnesota or New York, in good standing, having an office in the States of Minnesota or New York which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $5 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent all property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose of such delivery and transference. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Stock or Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates (or, prior to the Distribution Date, the associated Common Stock certificates). Failure to give any notice provided for in this Section 21, or any defect therein, shall, however, not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                  Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary other than the provisions of Section 7(e), the Company may, (a) at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement; and (b) if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with the sale or issuance (including upon exercise of any stock option or under any employee plan or arrangement, or upon the exercise, conversion or exchange or securities hereinafter issued by the Company) of shares of Common Stock following the Distribution Date and prior to the Expiration Date; provided, however, that (i) no such Right Certificates shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificates would be issued, and (ii) no such Right Certificates shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

                  Section 22A.  Exchange.

                  (a) The Board of Directors of the Company (at a time when a majority of the members of the Board of Directors then serving are Continuing Directors) may, at its option, at any time after a Section 11(a)(ii) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e)) for Common Stock, with each Right to be exchanged for such number of shares of Common Stock as shall equal the result obtained by dividing (x) the Purchase Price by (y) the current per share market price of the Common Stock (determined pursuant to Section 11(d) (such number of shares being hereinafter referred to as the "Exchange Ratio")). The Exchange Ratio shall be appropriately adjusted to reflect any stock split, stock dividend or similar transaction affecting the Common Stock that occurs after a Section 11(a)(ii) Event. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

                  (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 22A and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of outstanding and exercisable Rights (other than Rights which have become void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

                  (c) In any exchange pursuant to this Section 22A, the Company, at its option, may substitute Preferred Stock (or equivalent preferred stock, as such term is defined in Section 11(b)) for Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Preferred Stock (or equivalent preferred stock) for each share of Common Stock.

                  (d) In the event that there shall not be sufficient Common Stock, Preferred Stock or equivalent preferred stock issued but not outstanding or authorized but unissued and unreserved to permit any exchange of Rights as contemplated in accordance with this Section 22A, the Company shall take all such action as may be necessary to authorize additional Common Stock, Preferred Stock, or equivalent preferred stock for issuance upon exchange of the Rights.

                  (e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole shares of Common Stock. For the purposes of this paragraph (e), the current market value of a whole shares of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 22A. The Board of Directors of the Company shall not have any liability to any Person as a result of the exchange of Rights pursuant to the terms of this Section.

                  Section 23.  Redemption.

                  (a) At least a majority of the Continuing Directors (or if there are no Continuing Directors, the Board of Directors) may, at their option, at any time prior to the earlier of the Close of Business (i) on the thirtieth day following the occurrence of a Section 11(a)(ii) Event, or (ii) on the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Rights Dividend Declaration Date (such redemption price being hereinafter referred to as the Redemption Price"). The Company may, at its option, pay the Redemption Price in cash, Common Stock or other securities (based upon the current market value of such Common Stock or such other securities at the time of redemption), or any combination thereof, or any other form of consideration deemed appropriate by a majority of the Continuing Directors (or if there are no Continuing Directors, the Board of Directors). Any redemption of the Rights pursuant to this Section 23 (a) may be made effective at such time, on such basis and with such conditions as such Continuing Directors (or Board of Directors) may, in their sole discretion, establish. The Board of Directors, the Continuing Directors and the Company shall not have any liability to any Person as a result of the redemption of Rights pursuant to the terms hereof.

                  (b) Immediately upon any action of the Continuing Directors (or the Board of Directors) redeeming the Rights pursuant to Section 23(a), evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after such action the Company shall give notice of such redemption to the Rights Agent and the registered holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company maintained by the Company, the Rights Agent or the transfer agent for the Common Stock, as the case may be. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

                  Section 24.  Notice of Certain Events.

                  (a) In case the Company shall  propose,  at any time after the
Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company) or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, other than a merger in which the Company is the surviving corporation and no vote of shareholders of the Company is required to consummate the merger, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Right Certificate, to the extent feasible and in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of shares of the Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

                  (b) In case any Section 11(a)(ii) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate, to the extent feasible and in accordance with Section 25, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii).

                  Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                           National Computer Systems, Inc.
                           11000 Prairie Lakes Drive
                           Eden Prairie, Minnesota 55344
                           Attention: Corporate Secretary

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                           Norwest Bank Minnesota, N.A.
                           Eighth Street and Marquette Avenue
                           Minneapolis, Minnesota 55479
                           Attention: Corporate Trust Department-Stock Transfer

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company maintained by the Company, the Rights Agent or the transfer agent for the Common Stock, as the case may be.

                  Section 26. Supplements and Amendments. The Company and the Rights Agent shall from time to time, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates (or, prior to the Distribution Date, the associated Common Stock certificates) in order (i) to cure any ambiguity herein, (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, (iii) to extend the period of redemption provided for in Section 23 or the Final Expiration Date, notwithstanding anything to the contrary provided in clause (v) hereof, (iv) prior to the Distribution Date, to otherwise change or supplement any provision herein in any manner which the Company may deem necessary or desirable to effectuate the purposes of this Agreement or (v) following the Distribution Date, to otherwise change or supplement any provision herein in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Adverse Person or any Affiliate or Associate thereof); provided, however, that this Agreement may not be supplemented or amended in any way (other than pursuant to clauses (i) and (ii) above) at any time after the occurrence of a Section 11(a)(ii) Event without the consent of a majority of the Continuing Directors. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interests under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

                  Section 27. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 28. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the associated Common Stock certificates) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock).

                  Section 29. Administration and Interpretation by Directors. The Board of Directors (and/or, as provided for herein, the Continuing Directors) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company (and/or, as provided herein, a majority of the Continuing Directors, as the case may be) or necessary or advisable in the administration of this Agreement, including without limitation the right and power to interpret this Agreement and to make all determinations deemed necessary or advisable for the administration of this Agreement. Any action which, pursuant to this Agreement, may not be taken without the consent, approval or determination of a majority of Continuing Directors may not be taken if the Company, at the time of the proposed action, has no Continuing Directors. All such acts, interpretations and determinations done or made by the Board of Directors and/or a majority of the Continuing Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent and the holders of the Rights. Accordingly, the Board of Directors and the Continuing Directors, as the case may be, shall not be liable to the holders of the Rights or any other party for any determination made, action taken or action omitted to be taken pursuant to the terms of this Agreement, if such determination, action or omitted action was made or taken or omitted in good faith.

                  Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement or the Rights to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and a majority of the Continuing Directors (or if there are no Continuing Directors, the Board of Directors) determines in their good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the fifteenth day following the date of such determination.

                  Section  31.  Governing  Law.  This  Agreement  and each Right
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Minnesota and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                  Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  Section 34. Costs of Enforcement. The Company agrees that if it fails after a Stock Acquisition Date to fulfill any of its obligations pursuant to this Agreement, then the Company will reimburse the holder of any Right for the costs and expenses, including legal fees, incurred by such holder to enhance his rights pursuant to such Right or this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Agreement to be duly executed as of the day and year above written.

                                             NATIONAL COMPUTER SYSTEMS, INC.



                                             By:  /s/ J. W. Fenton, Jr.

                                             Its: Secretary-Treasurer


                                             NORWEST BANK MINNESOTA, N.A.


                                             By: /s/Susan J. Roeder

                                             Its: Account Administrator

                                                                    EXHIBIT A

                           CERTIFICATE OF DESIGNATIONS
                                       OF
                     SERIES A PARTICIPATING PREFERRED STOCK
                                       OF
                         NATIONAL COMPUTER SYSTEMS, INC.
               Pursuant To Section 302A.401 of Minnesota Statutes



                  I, J. W. Fenton, Jr., Secretary, of National Computer Systems, Inc., a corporation organized and existing under the Minnesota Business
Corporation Act (the "Corporation"), do hereby certify that the following resolution was duly adopted pursuant to Minnesota Statutes, Section 302A.401:

                  RESOLVED, that there is hereby established a series of Preferred Stock having the relative rights and preferences that are set forth below:

                  Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Participating Preferred Stock," with a par value of $100 per share (the "Series A Preferred Stock").
The number of shares constituting such series shall be 250,000.

                  Section 2.        Dividends and Distributions.

                  (A) Subject to the rights of the holders of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock, whether now existing or hereinafter created, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, quarterly dividends payable in cash on the fifteenth day of March, June, September and December in each year (each such date being hereinafter referred to as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $25.00 or (b), subject to adjustment as provided herein from time to time, 100 times the aggregate per share amount of all cash dividends and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock, by reclassification or otherwise), declared on the Common Stock, par value $.03 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock are entitled under clause (b) of the preceding sentence shall be adjusted by multiplying the amount immediately prior to such event by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $25.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (C) Dividends shall accrue and be cumulative on outstanding shares of Series A Preferred Stock from their date of issue. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable thereon shall be allocated pro rata among all shares of Series A Preferred Stock outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

                  Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock are entitled shall be adjusted by multiplying the number of votes per share immediately prior to such event by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

                  (C) (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, all holders of Preferred Stock (including holders of the Series A Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, irrespective of series, shall, voting as a class, have the right to elect two Directors.

                      (ii) Any director who shall have been elected by the holders of the Preferred Stock as a class pursuant to subparagraph (i) shall hold office for a term expiring (subject to the earlier termination upon cure of the default in payment of dividends), at the next annual meeting of share-holders, and during such term may be removed at any time, as permitted by the By-Laws of the Corporation, by, and only by, the affirmative votes of the holders of record of a majority of the outstanding shares of Preferred Stock given at a special meeting of such shareholders called for that purpose, and any vacancy created by such removal may also be filled at such meeting. A meeting for the removal of a director elected by the holders of Preferred Stock as a class and the filling of the vacancy created thereby shall be called by the Secretary of the Corporation within ten days after receipt of a request therefor, signed by the holders of not less than 25% of the outstanding shares of the Preferred Stock. Such meeting shall be held at the earliest practicable date thereafter upon the notice required for annual meetings of shareholders.

                      (iii) Any vacancy caused by the death or resignation of a director who shall have been elected by the holders of Preferred Stock as a class pursuant to subparagraph (i) may be filled only by the holders of the outstanding Preferred Stock at a meeting called for that purpose. The meeting shall be called by the Secretary of the Corporation at the earliest practicable date after the event causing the vacancy and in any event within ten days after receipt of a written request signed by the holders of record of at least 10% of the outstanding shares of Preferred Stock upon the notice required for annual meetings of shareholders.

                      (iv) If any meeting of the holders of Preferred Stock required by this Section 3 shall not have been called within ten days after personal service of a written request therefor upon the Secretary of the Corporation or within fifteen days after mailing the same by registered mail addressed to the Secretary of the Corporation at its principal office, then the holders of record of at least 10% of the outstanding shares of Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Corporation and such meeting may be called by such person so designated upon the notice required for annual meetings of shareholders. Any holder of Preferred Stock so designated shall have access to the stock records of the Corporation for the purpose of giving notice of meetings of shareholders pursuant hereto.

                      (v) Any meeting of the holders of Preferred Stock held for voting for the election or removal of a director shall be held at the place at which the last annual meeting of shareholders was held. At such meeting, the presence in person or by proxy of the holders of a majority of the outstanding shares of all outstanding Preferred Stock shall be required to constitute a quorum; in the absence of a quorum a majority of the holders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice, other than announcement at the meeting, until a quorum shall be present.

                  (D) Except as set forth herein or provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required for taking any corporate action.

                  Section 4.  Certain Restrictions.

                  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

                       (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                       (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                       (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock;

                       (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

                  Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                  Section 6. Liquidation, Dissolution or Winding Up. Upon any voluntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock are entitled under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying the amount in effect immediately prior to such event by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which the holders of shares of Series A Preferred Stock are entitled as set forth in the preceding sentence, shall be adjusted by multiplying the amount in effect immediately prior to such event by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

                  Section 9. Ranking. The Series A Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock, whether now existing or hereinafter created, as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

                  Section 10. Amendment. The Articles of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the rights, powers or preferences of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

                  Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.



         IN WITNESS WHEREOF, I have subscribed my name this ___ day of __________, ____.

                                                  ___________________________
                                                  Secretary

         The foregoing instrument was acknowledged before me this _____ day of ______________, _______ by J. W. Fenton, Jr., the Secretary of National Computer Systems, Inc., a Minnesota corporation, on behalf of the Corporation.


                                                   __________________________
                                                   Notary Public


(notarial seal)

                                                                EXHIBIT B


                [Amended and Restated Form of Right Certificate]

Certificate No. R-____     __________ Rights

                  NOT EXERCISABLE AFTER JULY 6, 2002 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO OR HELD BY ANY ACQUIRING PERSON OR ADVERSE PERSON OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR THEIR TRANSFEREES BECOME VOID.

                                Right Certificate
                         NATIONAL COMPUTER SYSTEMS, INC.

                  This certifies that ____________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Second Amended and Restated Rights Agreement (the "Rights Agreement") dated as of March 4, 1996 between National Computer Systems, Inc., a Minnesota corporation (the "Company"), and Norwest Bank Minnesota, N.A. (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date
(as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (Minneapolis, Minnesota time) on July 6, 2002, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth of a fully paid, non-assessable share of Series A Participating Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $55 per one one-hundredth share (the Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Exercise duly completed and executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of ______________, based on the Preferred Stock as constituted at such date.

________________
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                  As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events. In certain circumstances and as described in the Rights Agreement, cash, property, common stock or other securities may be issued by the Company in lieu of Preferred Stock upon the exercise of the Rights.

                  This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal office of the Rights Agent and are also available upon written request to the Rights Agent.

                  This  Right   Certificate,   with  or  without   other   Right
Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredth shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be redeemed by the Company at its option (but, in certain events, only with the concurrence of a majority of the Continuing Directors, as defined in the Rights Agreement) at a redemption price of $.01 (subject to adjustment in certain circumstances) per Right (the "Redemption Price").

                  No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), if in lieu thereof a cash payment is made, as provided in the Rights Agreement.

                  No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

                  This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                  WITNESS the manual or facsimile signature of the proper officers of the Company.

                  Dated as of _______________.

ATTEST:                                     NATIONAL COMPUTER SYSTEMS, INC.


____________________________                By:_____________________________
        Secretary
                                            Title:__________________________

Countersigned:

NORWEST BANK MINNEAPOLIS,
    NATIONAL ASSOCIATION


By: ___________________________
      Authorized Signature

                   [Form of Reverse Side of Right Certificate]


                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)



         FOR VALUE RECEIVED ______________________________ hereby sells, assigns and transfers unto_____________________________________________________________
_______________________________________________________________________________
                  (Please print name and address of transferee) this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

         The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by and were not acquired from an Acquiring Person, an Adverse Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).


         Dated as of___________________.


                                      _________________________________
                                       Signature


Signature Guaranteed:                 (Signature must conform in all respects to
                                      name of holder as specified on the face of this Right Certificate)

                          FORM OF ELECTION TO EXERCISE

                  (To be executed if holder desires to exercise
                  Rights represented by the Right Certificate.)


To  NATIONAL COMPUTER SYSTEMS, INC.:

         The   undersigned   hereby   irrevocably   elects  to  exercise ______
Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights (or such other securities of the Company or of any other person which may be issuable upon exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number:____________________________

_______________________________________________________________________________

_______________________________________________________________________________
                         (Please print name and address)


If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:___________________________

_______________________________________________________________________________

_______________________________________________________________________________
                         (Please print name and address)


         The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by and were not acquired from an Acquiring Person, an Adverse Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

         Dated as of _______________.




                                           _________________________________
                                           Signature

                                           (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of this Right
                                            Certificate)
Signature Guaranteed: